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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2007

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                 0-51800                36-4587081
         -------------                 -------                ----------
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)          Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                       47025
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICES; ELECTION OF DIRECTORS;
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               APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
               -------------------------------------------------------------
               CERTAIN OFFICERS.
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         (b)   As previously reported, on June 30, 2007 Henry G. Nanz, Frank E.
Weismiller, Jr. and William S. Gehring retired as directors from the Boards of Directors of United Community Bancorp (the "Company"), the holding company of United Community Bank (the "Bank") and United Community MHC. Messrs. Nanz, Weismiller and Gehring will each serve as a director emeritus of the Company and the Bank effective upon their respective retirements.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
               -------------------------------------------------------------
               FISCAL YEAR.
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         In connection with the previously announced retirement of Henry G.
Nanz, Frank E. Weismiller, Jr. and William S. Gehring, the Board of Directors of the Company amended Article III Section 2 of the Company's Bylaws to decrease the number of directors from twelve to nine effective July 1, 2007. The Company's Bylaws, as amended, are filed as Exhibit 3.1 hereto.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

      (d)      Exhibits

               Number            Description
               ------            -----------

               3.1               Bylaws of United Community Bancorp, as amended


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UNITED COMMUNITY BANCORP
                                                 -------------------------------
                                                 (Registrant)


Date: July 1, 2007                               By: /s/ Elmer G. McLaughlin
                                                     ---------------------------
                                                     Elmer G. McLaughlin
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Corporate Secretary